                                                                   EXHIBIT 99.g6

                   AMENDMENT N0. 3 TO GLOBAL CUSTODY AGREEMENT

     This AMENDMENT NO. 3 to GLOBAL CUSTODY AGREEMENT is effective as of the
31st day of May, 2006, by and among American Century Investments as identified on the signature page hereto ("Customer"), American Century Investment
Management, Inc. (formerly known as Investors Research Corporation) ("ACIM") and
JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) ("Bank").
Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

     WHEREAS, Customer (other than American Century Growth Funds, Inc., a
Maryland corporation ("ACGF, Inc.")), Bank and ACIM are parties to a certain
Global Custody Agreement dated August 9, 1996, as amended December 9, 2000 and
May 1, 2004 ("Agreement"); and

     WHERAS, Customer, ACIM and Bank now desire to amend the Agreement to add
ACGF, Inc. as a party thereto, to supplement the list of portfolios of Customer with new portfolios created since the last amendment, and to add American
Century Global Investment Management, Inc. as a party to the Agreement;

     NOW THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1.   Appendix A to the Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefore the Appendix A attached hereto.

     2.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement, as amended by this Amendment No. 3.

     3.   In the event of a conflict between the terms of this Amendment No.3 and the Agreement, it is the intention of the parties that the terms of this Amendment No. 3 shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the
          Agreement have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Agreement.

     4.   This Amendment No. 3 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above written.

                             AMERICAN CENTURY MUTUAL FUNDS, INC.
                             AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             AMERICAN CENTURY STRATEGIC ASSET
                               ALLOCATIONS, INC.
                             AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                               MUNICIPAL FUNDS
                             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                             AMERICAN CENTURY QUANTITIATIVE EQUITY FUNDS, INC.
                             AMERICAN CENTURY GOVERNMENT INCOME TRUST
                             AMERICAN CENTURY GROWTH FUNDS, INC.
                             AMERICAN CENTURY INVESTMENT TRUST
                             AMERICAN CENTURY MUNICIPAL TRUST
                             AMERICAN CENTURY TARGET MATURITIES TRUST
                             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                             AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                             By: /s/ Otis H. Cowan III
                                ------------------------------------------------
                                Name:  Otis H. Cowan III
                                Title: Assistant Vice President
                                Date:  May 18, 2006

                             AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                             By: /s/ David H. Reinmiller
                                ------------------------------------------------
                                Name:  David H. Reinmiller
                                Title: Vice President
                                Date:  May 18, 2006

                             AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.

                             By: /s/ David H. Reinmiller
                                ------------------------------------------------
                                Name:  David H. Reinmiller
                                Title: Vice President
                                Date:  May 18, 2006

                             JPMORGAN CHASE BANK

                             By: /s/ Ann M. Osti
                                ------------------------------------------------
                                Name:  Ann M. Osti
                                Title: Vice President
                                Date:  May 18, 2006

                                   APPENDIX A

                 FUNDS COVERED BY THIS GLOBAL CUSTODY AGREEMENT

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>    California High-Yield Municipal Fund
>>    California Tax-Free Money Market Fund
>>    California Limited-Term Tax-Free Fund
>>    California Tax-Free Bond Fund
>>    California Long-Term Tax-Free Fund

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund
>>    Real Estate Fund
>>    Value Fund
>>    Small Cap Value Fund
>>    Equity Index Fund
>>    Large Company Value Fund
>>    Mid Cap Value Fund
>>    NT Large Company Value Fund
>>    NT Mid Cap Value Fund

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Government Bond Fund
>>    Government Agency Money Market Fund
>>    Short-Term Government Fund
>>    Ginnie Mae Fund
>>    Inflation-Adjusted Bond Fund
>>    Capital Preservation Fund

AMERICAN CENTURY GROWTH FUNDS, INC.
>>    Legacy Focused Large Cap Fund
>>    Legacy Large Cap Fund
>>    Legacy Multi Cap Fund

AMERICAN CENTURY INVESTMENT TRUST
>>    Prime Money Market Fund
>>    Diversified Bond Fund
>>    Premium Money Market Fund
>>    High-Yield Fund
>>    High-Yield Bond Fund
>>    NT Diversified Bond Fund
>>    Select Bond Fund

AMERICAN CENTURY MUNICIPAL TRUST
>>    Arizona Municipal Bond Fund
>>    Florida Municipal Bond Fund
>>    Tax-Free Money Market Fund
>>    Tax-Free Bond Fund
>>    High-Yield Municipal Fund
>>    Long-Term Tax-Free Fund

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund
>>    International Growth Fund
>>    International Discovery Fund
>>    Global Growth Fund
>>    Life Sciences Fund
>>    Technology Fund
>>    International Opportunities Fund
>>    NT International Growth Fund
>>    NT Emerging Markets Fund
>>    International Stock Fund
>>    International Value Fund

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund
>>    Growth Fund
>>    Heritage Fund
>>    Select Fund
>>    Ultra Fund
>>    Vista Fund
>>    Giftrust Fund
>>    New Opportunities Fund
>>    Capital Value Fund
>>    Veedot Fund
>>    New Opportunities II Fund
>>    Capital Growth Fund
>>    NT Growth Fund
>>    NT Vista Fund
>>    Focused Growth Fund
>>    Fundamental Equity Fund
>>    Mid Cap Growth Fund
>>    Small Cap Growth Fund

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>    Equity Growth Fund
>>    Income & Growth Fund
>>    Global Gold Fund
>>    Utilities Fund
>>    Small Company Fund
>>    NT Equity Growth Fund
>>    NT Small Company Fund
>>    Disciplined Growth Fund

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive Fund
>>    Strategic Allocation: Conservative Fund
>>    Strategic Allocation: Moderate Fund
>>    Newton Fund

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2010 Fund
>>    Target 2015 Fund
>>    Target 2020 Fund
>>    Target 2025 Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>    VP Balanced Fund
>>    VP Capital Appreciation Fund
>>    VP International Fund
>>    VP Income & Growth Fund
>>    VP Value Fund
>>    VP Equity Index Fund
>>    VP Growth Fund
>>    VP Ultra Fund
>>    VP Vista Fund
>>    VP Global Growth Fund
>>    VP Large Company Value Fund
>>    VP Mid Cap Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>    VP Inflation Protection Fund